UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 2004

                                  GenCorp Inc.
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Ohio                         1-01520                 34-0244000
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California                 95670
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       (Address of principal executive offices)                       (Zip Code)

               Registrant's telephone number, including area code
                                  916-355-4000

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 7.01. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on November 8, 2004 in which GenCorp announced that it will offer $50 million of its convertible subordinated debentures due 2024 in a private placement. The debentures will be convertible, at the option of the holder upon the satisfaction of certain conditions, into cash and the Company's common stock. The Company will also grant the initial purchasers an option to purchase up to an additional $25 million aggregate principal amount of debentures.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1              GenCorp Inc.'s press release dated November 8, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              GENCORP INC.

                                              By: /s/ Mark A. Whitney
                                                  ------------------------------
                                                  Name: Mark A. Whitney
                                                  Title: Vice President, Law;
                                                         Deputy General Counsel
                                                         and Assistant Secretary

Dated: November 8, 2004

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1         GenCorp Inc.'s press release dated November 8, 2004.